Exhibit 10.2

Execution version

TAX RECEIVABLE AGREEMENT

This TAX RECEIVABLE AGREEMENT (as amended from time to time, this “Agreement”), dated as of February 2, 2015, is hereby entered into by and among Skilled Healthcare Group, Inc., Inc., a Delaware corporation (the “Corporation”), FC-GEN Operations Investment, LLC, a Delaware limited liability company (the “Company), and each of the Members (as defined herein).

RECITALS

WHEREAS, the Members hold Common Units (“Common Units”) in the Company, which is treated as a partnership for United States federal income tax purposes;

WHEREAS, a subsidiary of the Corporation will become the managing member of, and will hold managing member units in, the Company;

WHEREAS, the Common Units are exchangeable with the Corporation in certain circumstances for Class A shares (the “Class A Shares”) in the Corporation and/or cash pursuant to the LLC Operating Agreement;

WHEREAS, the Company and each of its direct and indirect Subsidiaries treated as partnerships for United States federal income tax purposes will have in effect an election under section 754 of the Internal Revenue Code of 1986, as amended (the “Code”), for the Taxable Year of the Closing Date and for each other Taxable Year in which an exchange by a Member of Common Units for Class A Shares and/or cash occurs, which election is intended to result in an adjustment to the tax basis of the assets owned by the Company and such Subsidiaries, solely with respect to the Corporation, at the time of an exchange by a Member of Common Units for Class A Shares and/or cash or any other acquisition of Common Units for cash or otherwise, (collectively, an “Exchange”) (such time, the “Exchange Date”) (such assets and any asset whose tax basis is determined, in whole or in part, by reference to the adjusted basis of any such asset, the “Adjusted Assets”) by reason of such Exchange and the receipt of payments under this Agreement;

WHEREAS, the income, gain, loss, expense, and other Tax items of (i) the Company and such Subsidiaries solely with respect to the Corporation may be affected by the Basis Adjustment (defined below) with respect to the Adjusted Assets and (ii) the Corporation may be affected by the Imputed Interest (as defined below);

WHEREAS the Corporation is a member of a consolidated group and a Corporate Entity or Corporate Entities will be the direct members of the Company, each Corporate Entity will execute a joinder as per Section 7.14 hereof, and Section 7.11 hereof shall be applicable, such that references to the Corporation herein will include the Corporate Entities; and

WHEREAS, the parties to this Agreement desire to make certain arrangements with respect to the effect of the Basis Adjustment and Imputed Interest on the actual liability for Taxes of the Corporation.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the undersigned parties agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“Adjusted Asset” is defined in the recitals of this Agreement.

“Advisory Firm” means any “big four” accounting firm or any law firm that is nationally recognized as being expert in Tax matters and that is agreed to by the Board.

“Advisory Firm Letter” means a letter from the Advisory Firm stating that the relevant schedule, notice, or other information to be provided by the Corporation to the Applicable Member and all supporting schedules and work papers were prepared in a manner consistent with the terms of this Agreement and, to the extent not expressly provided in this Agreement, on a reasonable basis in light of the facts and law in existence on the date such schedule, notice, or other information is delivered to the Applicable Member.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Agreed Rate” means LIBOR plus 100 basis points.

“Agreement” is defined in the preamble of this Agreement.

“Allocable Share” means with respect to any Member, for any Taxable Year, the quotient (expressed as a percentage) obtained by dividing (x) such Member’s Realized Tax Benefit Amount, by (y) the sum all Members’ Realized Tax Benefit Amounts.

“Amended Schedule” is defined in Section 2.04(b) of this Agreement.

“Amount Realized” means, in respect of an Exchange by an Applicable Member, the amount that is deemed for purposes of this Agreement to be the amount realized by the Applicable Member on the Exchange, which shall be the sum of (i) the Market Value of the Class A Shares, the amount of cash, and the amount or fair market value of other consideration transferred to the Exchanging Member in the Exchange and (ii) the Share of Liabilities attributable to the Common Units Exchanged.

“Applicable Member” means any Member to whom any portion of a Realized Tax Benefit is Attributable hereunder.

“Attributable”: The portion of any Realized Tax Benefit of the Corporation that is Attributable to any Member shall be determined by reference to the assets from which arise the depreciation, amortization, or other similar deductions for recovery of cost or basis (“Depreciation”) and with respect to Imputed Interest that produce the Realized Tax Benefit, under the following principles:

(i)	Any Realized Tax Benefit arising from a deduction to the Corporation with respect to a Taxable Year for Depreciation arising in respect of a Basis Adjustment to an Adjusted Asset is Attributable to the Applicable Member to the extent that the ratio of all Depreciation for the Taxable Year in respect of Basis Adjustments resulting from all Exchanges by the Applicable Member bears to the aggregate of all Depreciation for the Taxable Year in respect of Basis Adjustments resulting from all Exchanges by all Members.

(ii)	Any Realized Tax Benefit arising from a deduction to the Corporation with respect to a Taxable Year in respect of Imputed Interest is Attributable to the Applicable Member that is required to include the Imputed Interest in income (without regard to whether such Member is actually subject to tax thereon).

“Basis Adjustment” means the adjustment to the Tax basis of an Adjusted Asset under section 732 of the Code (in situations where, as a result of one or more Exchanges, the Company becomes an entity that is disregarded as separate from its owner for tax purposes) or sections 743(b) and 754 of the Code (including in situations where, following an Exchange, the Company remains in existence as an entity for Tax purposes) and, in each case, comparable sections of state, local and foreign Tax laws (as calculated under Section 2.01 of this Agreement) as a result of an Exchange and the payments made pursuant to this Agreement. Notwithstanding any other provision of this Agreement, the amount of any Basis Adjustment resulting from an Exchange of one or more Common Units shall be determined without regard to any Pre-Exchange Transfer of such Common Units and as if any such Pre-Exchange Transfer had not occurred.

“Beneficial Owner” of a security means a Person who directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.

“Board” means the board of directors of the Corporation.

“Business Day” means any day other than (i) a Saturday or a Sunday and (ii) a day on which banks in the State of New York are authorized or obligated by law, governmental decree, or executive order to be closed.

“Change of Control” means the occurrence of any of the following events:

(i)

any Person or any group of Persons acting together which would constitute a “group” for purposes of section 13(d) of the Securities and Exchange Act of 1934, or any successor provisions thereto, excluding a group of Persons, which, if it includes any Member or any of his Affiliates, includes all

Members then employed by the Corporation or any of its Affiliates, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing more than fifty percent (50%) of the combined voting power of the Corporation’s then outstanding voting securities; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors of the Corporation then serving: individuals who, on the Closing Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Closing Date or whose appointment, election or nomination for election was previously so approved or recommended by the directors referred to in this clause (ii); or

(iii)	there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the Board immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a subsidiary, the ultimate parent thereof, or (y) all of the Persons who were the respective Beneficial Owners of the voting securities of the Corporation immediately prior to such merger or consolidation do not Beneficially Own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation; or

(iv)	the shareholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets, other than such sale or other disposition by the Corporation of all or substantially all of the Corporation’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

Notwithstanding the foregoing, except with respect to clause (ii) and clause (iii)(x) above, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the shares of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

“Change of Control Valuation Assumptions” means, as of the date of any Change of Control, the assumptions that (1) in each Taxable Year ending on or after such Change of Control, the Corporation will have taxable income at least equal to the Corporation’s taxable income for the 12-month period ending on the last day of the month immediately preceding the date of such Change of Control, (2) any non-amortizable assets are deemed to be disposed of at the earlier of (a) the fifteenth (15th) anniversary of the earlier of the Basis Adjustment and the date of the Change of Control and (b) the time of sale of the relevant asset and (3) if, at the time of the Change of Control, there are Units that have not been Exchanged, then each such Units shall be deemed to be Exchanged for the Market Value of the Class A Shares and the amount of cash that would be transferred if the Exchange occurred on the date of the Change of Control.

“Class A Shares” is defined in the recitals of this Agreement.

“Closing Date” means the date on which the transactions contemplated by the purchase and contribution agreement dated as of August 18, 2014 by and between FC-GEN Operations Investment, LLC and Skilled Healthcare Group, Inc. close.

“Code” is defined in the recitals of this Agreement.

“Common Units” is defined in the recitals of this Agreement.

“Company” is defined in the preamble of this Agreement.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

“Corporate Entity” means any direct Subsidiary of the Corporation which is classified as a corporation for U.S. federal income tax purposes.

“Corporation” is defined in the preamble of this Agreement.

“Corporation Return” means the U.S. federal Tax Return and/or state and/or local and/or foreign Tax Return, as applicable, of the Corporation filed with respect to Taxes of any Taxable Year.

“Cumulative Net Realized Tax Benefit” for a Taxable Year means the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporation, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same period. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedule or Amended Schedule, if any, in existence at the time of such determination.

“Default Rate” means LIBOR plus 300 basis points.

“Determination” has the meaning ascribed to such term in section 1313(a) of the Code or similar provision of state, local and foreign tax law, as applicable, or any other event (including the execution of a Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.

“Dispute” is defined in Section 7.08(a) of this Agreement.

“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.

“Early Termination Notice” is defined in Section 4.02 of this Agreement.

“Early Termination Payment” is defined in Section 4.03(b) of this Agreement.

“Early Termination Rate” means 8%.

“Early Termination Schedule” is defined in Section 4.02 of this Agreement.

“Exchange” is defined in the recitals of this Agreement, and “Exchanged” and “Exchanging” shall have correlative meanings.

“Exchange Basis Schedule” is defined in Section 2.02 of this Agreement.

“Exchange Date” is defined in the recitals of this Agreement.

“Exchange Payment” is defined in Section 5.01 of this Agreement.

“Excluded Assets” is defined in Section 7.11(b) of this Agreement.

“Expert” is defined in Section 7.09 of this Agreement.

“Hypothetical Tax Liability” means, with respect to any Taxable Year, the liability for Taxes of the Corporation using the same methods, elections, conventions and similar practices used on the relevant Corporation Return but using the Non-Stepped Up Tax Basis instead of the tax basis reflecting the Basis Adjustments of the Adjusted Assets and excluding any deduction attributable to Imputed Interest.

“Imputed Interest” means any interest imputed under section 1272, 1274 or 483 or other provision of the Code and any similar provision of state, local and foreign tax law with respect to a Corporation’s payment obligations under this Agreement.

“IRS” means the United States Internal Revenue Service.

“LIBOR” means for each month (or portion thereof) during any period, an interest rate per annum equal to the rate per annum reported, on the date two Business Days prior to the first Business Day of such month, on the Telerate Page 3750 (or if such screen shall cease to be publicly available, as reported on Reuters Screen page “LIBO” or by any other publicly available source of such market rate) for London interbank offered rates for U.S. dollar deposits for such month (or portion thereof).

“LLC Operating Agreement” means the Amended and Restated Limited Liability Company Operating Agreement of the Company, as such is from time to time amended or restated.

“Market Value” means the closing price of the Class A Shares on the applicable Exchange Date on the national securities exchange or interdealer quotation system on which such Class A Shares are then traded or listed, as reported by the Wall Street Journal; provided that if the closing price is not reported by the Wall Street Journal for the applicable Exchange Date, then the Market Value shall mean the closing price of the Class A Shares on the Business Day immediately preceding such Exchange Date on the national securities exchange or interdealer quotation system on which such Class A Shares are then traded or listed, as reported by the Wall Street Journal; provided, further, that if the Class A Shares are not then listed on a National Securities Exchange or Interdealer Quotation System, “Market Value” shall mean the cash consideration paid for Class A Shares, or the fair market value of the other property delivered for Class A Shares, as determined by the Board in good faith.

“Material Objection Notice” is defined in Section 4.02 of this Agreement.

“Member” means each party hereto (other than the Corporation and the Company), and each other Person who from time to time executes a joinder to this Agreement in form and substance reasonably satisfactory to the Corporation.

“Net Tax Benefit” is defined in Section 3.01(b) of this Agreement.

“Non-Stepped Up Tax Basis” means, with respect to any asset at any time, the tax basis that such asset would have had at such time if no Basis Adjustment had been made.

“Objection Notice” is defined in Section 2.04(a) of this Agreement.

“Payment Date” means any date on which a payment is required to be made pursuant to this Agreement.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity, or other entity.

“Pre-Exchange Transfer” means any transfer (including upon the death of a Member) of one or more Common Units (i) that occurs prior to an Exchange of such Common Units, and (ii) to which section 743(b) of the Code applies.

“Realized Tax Benefit” means, for a Taxable Year and for all Taxes collectively, the net excess, if any, of the Hypothetical Tax Liability over the actual liability for Taxes of the Corporation , such actual Tax liability to be computed with the adjustments described in this Agreement. If all or a portion of the actual liability for Taxes of the Corporation for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.

“Realized Tax Benefit Amount” means, for any Member and Taxable Year, the amount of the Realized Tax Benefit that is Attributable to such Member for such Taxable Year, taking into account only Exchanges made by such Member in such Taxable Year and all prior Taxable Years.

“Realized Tax Detriment” means, for a Taxable Year and for all Taxes collectively, the net excess, if any, of the actual liability for Taxes of the Corporation over the Hypothetical Tax Liability for such Taxable Year, such actual Tax liability to be computed with the adjustments described in this Agreement. If all or a portion of the actual liability for Taxes of the Corporation for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

“Reconciliation Dispute” is defined in Section 7.09 of this Agreement.

“Reconciliation Procedures” means those procedures set forth in Section 7.09 of this Agreement.

“Schedule” means any Exchange Basis Schedule, Tax Benefit Schedule, or Early Termination Schedule.

“Share of Liabilities” means, as to any Common Unit at the time of an exchange, the portion of the relevant Company’s “liabilities” (as such term is defined in section 752 and section 1001 of the Code) allocated to that Common Unit pursuant to section 752 of the Code and the applicable Treasury Regulations.

“Subsidiaries” means, with respect to any Person, as of any date of determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls more than 50% of the voting shares or other similar interests or the sole general partner interest or managing member or similar interest of such Person.

“Tax Benefit Payment” is defined in Section 3.01(b) of this Agreement.

“Tax Benefit Schedule” is defined in Section 2.03 of this Agreement.

“Tax Return” means any return, declaration, report, or similar statement required to be filed with respect to Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return, and declaration of estimated Tax.

“Taxable Year” means a taxable year as defined in section 441(b) of the Code or comparable section of state, local or foreign tax law, as applicable, (and, therefore, for the avoidance of doubt, may include a period of less than 12 months for which a Tax Return is made) ending on or after an Exchange Date in which there is a Basis Adjustment due to an Exchange.

“Taxes” means any and all U.S. federal, state, local, and foreign taxes, assessments, or similar charges that are based on or measured with respect to net income or profits, whether on an exclusive or on an alternative basis, and any interest related to such Tax.

“Taxing Authority” means any domestic, foreign, federal, national, state, county, or municipal or other local government, any subdivision, agency, commission, or authority thereof, or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.

“Treasury Regulations” means the final, temporary, and proposed regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.

“Valuation Assumptions” means, as of an Early Termination Date, the assumptions that (1) in each Taxable Year ending on or after such Early Termination Date, the Corporation will have taxable income sufficient to fully utilize the deductions arising from the Basis Adjustment and the Imputed Interest during such Taxable Year, (2) the federal income tax rates and state, local, and foreign income tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Date, (3) any loss carryovers generated by the Basis Adjustment or the Imputed Interest and available as of the date of the Early Termination Schedule will be utilized by the Corporation on a pro rata basis from the date of the Early Termination Schedule through the scheduled expiration date of such loss carryovers, (4) any non-amortizable assets are deemed to be disposed of on the fifteenth (15th) anniversary of the earlier of the Basis Adjustment and the Early Termination Date, and (5) if, at the Early Termination Date, there are Units that have not been Exchanged, then each such Unit shall be deemed to be Exchanged for the Market Value of the Class A Shares and the amount of cash that would be transferred if the Exchange occurred on the Early Termination Date.

ARTICLE II

DETERMINATION OF REALIZED TAX BENEFIT

Section 2.01 Basis Adjustment. For purposes of this Agreement, as a result of an Exchange, the Company shall be deemed to be entitled to a Basis Adjustment for each of its Adjusted Assets with respect to the Corporation, the amount of which Basis Adjustment shall be the excess, if any, of (i) the sum of (x) the Amount Realized by the Applicable Member in the Exchange, to the extent attributable to such Adjusted Asset, plus (y) the amount of payments made pursuant to this Agreement with respect to such Exchange, to the extent attributable to such Adjusted Asset, over (ii) the Corporation’s share of the Company’s Tax basis for such Adjusted Asset immediately after the Exchange, attributable to the Common Units Exchanged, determined as if (x) the Company remains in existence as an entity for tax purposes, and (y) the Company had not made the election provided by section 754 of the Code. For the avoidance of doubt, payments made under this Agreement shall not be treated as resulting in a Basis Adjustment to the extent such payments are treated as Imputed Interest.

Section 2.02 Exchange Basis Schedule. Within 180 calendar days after the filing of the U.S. federal income tax return of the Corporation for each Taxable Year in which any Exchange has been effected, the Corporation shall deliver to the Applicable Member a schedule (the “Exchange Basis Schedule”) that shows, in reasonable detail, for purposes of Taxes, (i) the actual unadjusted tax basis of the Adjusted Assets as of each applicable Exchange Date, (ii) the Basis Adjustment with respect to the Adjusted Assets as a result of the Exchanges effected in such

Taxable Year and all prior Taxable Years, calculated (a) in the aggregate and (b) solely with respect to Exchanges by the Applicable Member, (iii) the period or periods, if any, over which the Adjusted Assets are amortizable and/or depreciable, and (iv) the period or periods, if any, over which each Basis Adjustment is amortizable and/or depreciable (which, for non-amortizable assets shall be based on the Valuation Assumptions).

Section 2.03 Tax Benefit Schedule. Within 180 calendar days after the filing of the U.S. federal income tax return of the Corporation for any Taxable Year in which there is a Realized Tax Benefit or Realized Tax Detriment, the Corporation shall provide to the Applicable Member a schedule showing, in reasonable detail, the calculation of the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year (a “Tax Benefit Schedule”). The Schedule will become final as provided in
Section 2.04(a) of this Agreement and may be amended as provided in Section 2.04(b) of this Agreement (subject to the procedures set forth in Section 2.04(a)).

Section 2.04 Procedures, Amendments

(a) Procedure. Every time the Corporation delivers to the Applicable Member an applicable Schedule under this Agreement, including any Amended Schedule delivered pursuant to Section 2.04(b), but excluding any Early Termination Schedule or amended Early Termination Schedule, the Corporation shall also (x) deliver to the Applicable Member schedules and work papers providing reasonable detail regarding the preparation of the Schedule and an Advisory Firm Letter supporting such Schedule and (y) allow the Applicable Member reasonable access at no cost to the appropriate representatives at the Corporation and the Advisory Firm in connection with a review of such Schedule. The applicable Schedule shall become final and binding on all parties unless the Applicable Member, within thirty (30) calendar days after receiving an Exchange Basis Schedule or amendment thereto or within thirty (30) calendar days after receiving a Tax Benefit Schedule or amendment thereto, provides the Corporation with notice of a material objection to such Schedule (“Objection Notice”) made in good faith. If the parties, for any reason, are unable to successfully resolve the issues raised in such notice within thirty (30) calendar days of receipt by the Corporation of an Objection Notice, if with respect to an Exchange Basis Schedule, or within 30 calendar days of receipt by the Corporation of an Objection Notice, if with respect to a Tax Benefit Schedule, after such Schedule was delivered to the Applicable Member, the Corporation and the Applicable Member shall employ the reconciliation procedures as described in Section 7.09 of this Agreement (the “Reconciliation Procedures”).

(b) Amended Schedule. The applicable Schedule for any Taxable Year shall be amended from time to time by the Corporation (i) in connection with a Determination affecting such Schedule, (ii) to correct material inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to the Applicable Member, (iii) to comply with the Expert’s determination under the Reconciliation Procedures, (iv) to reflect a material change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other tax item to such Taxable Year, (v) to reflect a material change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year, or (vi) to adjust the Exchange Basis Schedule to take into account payments made pursuant to this Agreement (such Schedule, an “Amended Schedule”).

ARTICLE III

TAX BENEFIT PAYMENTS

Section 3.01 Payments

(a) Within five (5) Business Days of a Tax Benefit Schedule delivered to an Applicable Member becoming final in accordance with Section 2.04(a), or earlier in the Corporation’s discretion, the Corporation shall pay to each Applicable Member for such Taxable Year such Member’s Allocable Share of the Tax Benefit Payment determined pursuant to Section 3.01(b). Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to a bank account of the Applicable Member previously designated by such Member to the Corporation. For the avoidance of doubt, no Tax Benefit Payment shall be made in respect of estimated tax payments, including, without limitation, federal income tax payments.

(b) A “Tax Benefit Payment” means an amount, not less than zero, equal to the sum of the Net Tax Benefit and the Interest Amount. The “Net Tax Benefit” for each Taxable Year shall be an amount equal to the excess, if any, of 90% of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year over the total amount of payments previously made under this Section 3.01, excluding payments attributable to Interest Amount; provided, however, that for the avoidance of doubt, no Member shall be required to return any portion of any previously made Tax Benefit Payment. The “Interest Amount” for a given Taxable Year shall equal the interest on the Net Tax Benefit for such Taxable Year calculated at the Agreed Rate from the due date (without extensions) for filing the Corporation Return with respect to Taxes for the most recently ended Taxable Year until the Payment Date. In the case of a Tax Benefit Payment made in respect of an Amended Schedule, the “Interest Amount” shall equal the interest on the Net Tax Benefit for such Taxable Year calculated at the Agreed Rate from the date of such Amended Schedule becoming final in accordance with Section 2.04(a) until the Payment Date. Notwithstanding the foregoing, for each Taxable Year ending on or after the date of a Change of Control, all Tax Benefit Payments, whether paid with respect to Units that were Exchanged (i) prior to the date of such Change of Control or (ii) on or after the date of such Change of Control, shall be calculated by using the Change of Control Valuation Assumptions. The Net Tax Benefit and the Interest Amount shall be determined separately with respect to each separate Exchange, on a Common Unit-by-Common Unit basis by reference to the Amount Realized by the Applicable Member on the Exchange of a Common Unit and the resulting Basis Adjustment to the Corporation.

Section 3.02 Suspension of Tax Benefit Payments Following a Change Notice.

(a) Receipt of Change Notice. If the Company, the Corporation, or an affiliate of either, receives a 30-day letter, a final audit report, a statutory notice of deficiency, or similar written notice from any Taxing Authority relating to the Tax treatment of an Exchange or any other Tax matter relating to this Agreement (a “Change Notice”), which, if sustained, would result in (i) a reduction in the amount of Realized Tax Benefit (or the increase in the amount of Realized Tax Detriment) with respect to a Taxable Year preceding the Taxable Year in which the Change Notice is received or (ii) a reduction in the amount of any Tax Benefit Payments the Corporation would be required to pay for any Taxable Years after and including the Taxable Year in which the Change Notice is received (collectively, the “Potential Reduction”), prompt written notification (and a copy of the Change Notice) shall be delivered by the Corporation to the potentially affected Members that are party to this Agreement.

(b) Suspension of Payments. From and after the date such Change Notice is received, any Tax Benefit Payments required to be made by the Corporation under this Agreement will be suspended until a Determination is received with respect to the Change Notice, on which date the Tax Benefit Payments (as adjusted as a result of the Determination) will be due.

Section 3.03 No Duplicative Payments. It is intended that the provisions of this Agreement will not result in duplicative payment of any amount (including interest) required under this Agreement. It is also intended that the provisions of this Agreement will result in 90% of the Corporation’s Cumulative Net Realized Tax Benefit, and the Interest Amount thereon, being paid to the Members pursuant to this Agreement. The provisions of this Agreement shall be construed in the appropriate manner so that these fundamental results are achieved.

Section 3.04 Pro Rata Payments. For the avoidance of doubt, to the extent (i) the Corporation’s deductions with respect to any Basis Adjustment or Imputed Interest are limited in a particular Taxable Year, including as a result of the Corporation having insufficient taxable income, or (ii) the Corporation lacks sufficient funds to satisfy its obligations to make all Tax Benefit Payments due in a particular Taxable Year, the limitation on the deductions, or the Tax Benefit Payments that may be made, as the case may be, shall be taken into account or made for the Applicable Member in the same proportion as Tax Benefit Payments would have been made absent the limitations set forth in clauses (i) and (ii) of this paragraph, as applicable.

ARTICLE IV

TERMINATION

Section 4.01 Early Termination.

(a) The Corporation may terminate this Agreement with respect to all of the Common Units held (or previously held and exchanged) by all Members at any time by paying to all of the Members the Early Termination Payment; provided, however, that this Agreement shall only terminate upon the receipt of the Early Termination Payment by all Members, and provided, further, that the Corporation may withdraw any notice to execute its termination rights under this Section 4.01(a) prior to the time at which any Early Termination Payment has been paid. Upon payment of the Early Termination Payments by the Corporation, neither the Applicable Members nor the Corporation shall have any further payment obligations under this Agreement in respect of such Members, other than for any (a) Tax Benefit Payment agreed to by the Corporation and an Applicable Member as due and payable but unpaid as of the Early Termination Notice and (b) Tax Benefit Payment due for the Taxable Year ending with or including the date of the Early Termination Notice (except to the extent that the amount described in clause (b) is included in the Early Termination Payment). For the avoidance of doubt, if an Exchange occurs after the Corporation makes the Early Termination Payments with respect to all Members, the Corporation shall have no obligations under this Agreement with respect to such Exchange, and its only obligations under this Agreement in such case shall be its obligations to all Members under Section 4.03(a).

(b) The undersigned parties hereby acknowledge and agree that the timing, amounts and aggregate value of Tax Benefit Payments pursuant to this Agreement are not reasonably ascertainable.

Section 4.02 Early Termination Notice. If the Corporation chooses to exercise its right of early termination under Section 4.01 above, the Corporation shall deliver to each Member notice of such intention to exercise such right (“Early Termination Notice”) and a schedule (the “Early Termination Schedule”) specifying the Corporation’s intention to exercise such right and showing in reasonable detail the calculation of the Early Termination Payment. The applicable Early Termination Schedule shall become final and binding on all parties unless the Applicable Member, within thirty (30) calendar days after receiving the Early Termination Schedule thereto provides the Corporation with notice of a material objection to such Schedule made in good faith (“Material Objection Notice”). If the parties, for any reason, are unable to successfully resolve the issues raised in such notice within thirty (30) calendar days after receipt by the Corporation of the Material Objection Notice, the Corporation and the Applicable Member shall employ the Reconciliation Procedures as described in Section 7.09 of this Agreement.

Section 4.03 Payment upon Early Termination.

(a) Within three Business Days after agreement between the Applicable Member and the Corporation of the Early Termination Schedule, the Corporation shall pay to the Applicable Member an amount equal to the Early Termination Payment. Such payment shall be made by wire transfer of immediately available funds to a bank account designated by the Applicable Member.

(b) The “Early Termination Payment” as of the date of the delivery of an Early Termination Schedule shall equal with respect to the Applicable Member the present value, discounted at the Early Termination Rate as of such date, of all Tax Benefit Payments that would be required to be paid by the Corporation to the Applicable Member beginning from the Early Termination Date and assuming that the Valuation Assumptions are applied.

ARTICLE V

SUBORDINATION AND LATE PAYMENTS

Section 5.01 Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or Early Termination Payment required to be made by the Corporation to a Member or to the Members under this Agreement (an “Exchange Payment”) shall rank subordinate and junior in right of payment to any principal, interest, or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the Corporation and its Subsidiaries (“Senior Obligations”) (and no Exchange Payment shall be payable as long as a default exists with respect to the Senior Obligations or would be caused by such payment) and shall rank pari passu with all current or future unsecured obligations of the Corporation that are not Senior Obligations. Notwithstanding the forgoing, any Exchange Payment shall be payable as long as no default exists with respect to the Senior Obligations or would be caused by such payment.

Section 5.02 Late Payments by the Corporation. The amount of all or any portion of any Exchange Payment not made to any Member when due under the terms of this Agreement shall be payable together with any interest thereon, computed at the Default Rate and commencing from the date on which such Exchange Payment was due and payable; provided, however, that an Exchange Payment shall not be considered due if such payment is prohibited under the terms of any Senior Obligations or would cause a default under any Senior Obligations.

ARTICLE VI

NO DISPUTES; CONSISTENCY; COOPERATION

Section 6.01 Member Participation in the Corporation’s and Company’s Tax Matters. Except as otherwise provided herein, the Corporation shall have full responsibility for, and sole discretion over, all Tax matters concerning the Corporation and the Company, including without limitation the preparation, filing, or amending of any Tax Return and defending, contesting, or settling any issue pertaining to Taxes. Notwithstanding the foregoing, the Corporation shall notify the Members of, and keep the Members reasonably informed with respect to the portion of any audit of the Corporation and the Company by a Taxing Authority the outcome of which is reasonably expected to affect the Members’ rights and obligations under this Agreement, and shall provide to an accounting or law firm (or other advisory firm) reasonably acceptable to the Corporation that is chosen by a majority in interest of the Members reasonable opportunity to provide information and other input to the Corporation and the Company concerning the conduct of any such portion of such audit; provided, however, that the Corporation and the Company shall not be required to take any action that is inconsistent with any provision of the LLC Operating Agreement.

Section 6.02 Consistency. Except upon the written advice of an Advisory Firm, the Corporation and the Members agree to report and cause to be reported for all purposes, including federal, state, local and foreign Tax purposes and financial reporting purposes, all Tax-related items (including without limitation the Basis Adjustment and each Tax Benefit Payment) in a manner consistent with that specified by the Corporation in any Schedule required to be provided by or on behalf of the Corporation under this Agreement. Any Dispute concerning such advice shall be subject to the terms of Section 7.09.

Section 6.03 Cooperation. The Members shall each (a) furnish to the Corporation in a timely manner such information, documents and other materials as the Corporation may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (b) make itself available to the Corporation and its representatives to provide explanations of documents and materials and such other information as the Corporation or its representatives may reasonably request in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter, and the Corporation shall reimburse each Member for any reasonable third-party costs and expenses incurred pursuant to this Section.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally, or by facsimile upon confirmation of transmission by the sender’s fax machine if sent on a Business Day (or otherwise on the next Business Day) or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Corporation, to:

Skilled Healthcare Group, Inc.

27442 Portola Parkway, Suite 200

Foothill Ranch, California 92610

Facsimile No.: (949) 282-5820

Attention: Chief Executive Officer and General Counsel

with a copy to:

Kaye Scholer LLP

250 West 55th Street

New York, New York 10019

Phone: (212) 836-8000

Fax: (212) 836-8689

Attention: Laurie Abramowitz, Esq.

Joel I. Greenberg, Esq.

Derek Stoldt, Esq.

if to the Company, to:

FC-GEN Operations Investment, LLC

101 East State Street

Kennett Square, Pennsylvania 19348

Facsimile No.: (610) 925-4100

Attention: Chief Executive Officer – g.hager@genesishcc.com

with a copies to:

FC-GEN Operations Investment, LLC

101 East State Street

Kennett Square, Pennsylvania 19348

Facsimile No.: (610) 925-4100

Attention: Law Department – lawdepartment@genesishcc.com

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Phone: (212) 735-3000

Fax: (212) 735-2000

Attention: Jeremy London, Esq.

Neil Rock, Esq.

John Rayis, Esq.

if to the Members or any Member, to:

the address and facsimile number set forth for such Member in the records of the Company.

Any party may change its address or fax number by giving the other party written notice of its new address or fax number in the manner set forth above.

Section 7.02 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.03 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.04 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

Section 7.05 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 7.06 Successors; Assignment; Amendments; Waivers.

(a) No Member may assign this Agreement to any person without the prior written consent of the Corporation; provided, however, (i) that, to the extent Common Units are effectively transferred in accordance with the terms of the LLC Operating Agreement, and any other agreements the Members may have entered into with each other, or a Member may have entered into with the Corporation and/or the Company, the transferring Member shall assign to the transferee of such Common Units the transferring Member’s rights under this Agreement with respect to such transferred Common Units, as long as such transferee has executed and delivered, or, in connection with such transfer, executes and delivers, a joinder to this Agreement, in form and substance reasonably satisfactory to the Corporation, agreeing to become a “Member” for all purposes of this Agreement, except as otherwise provided in such joinder, and (ii) that, once an Exchange has occurred, any and all payments that may become payable to a Member pursuant to this Agreement with respect to such Exchange may be assigned to any Person or Persons, as long as any such Person has executed and delivered, or, in connection with such assignment, executes and delivers, a joinder to this Agreement, in form and substance reasonably satisfactory to the Corporation, agreeing to be bound by Section 7.12 and acknowledging specifically the last sentence of the next paragraph. For the avoidance of doubt, to the extent a Member or other Person transfers Common Units to a Member as may be permitted by any agreement to which the Company is a party, the Member receiving such Common Units shall have all rights under this Agreement with respect to such transferred Common Units as such Member has, under this Agreement, with respect to the other Common Units held by him.

(b) Notwithstanding the foregoing provisions of this Section 7.06, no transferee described in clause (i) of the immediately preceding paragraph shall have the right to enforce the provisions of Section 2.04, 4.02, 6.01 or 6.02 of this Agreement, and no assignee described in clause (ii) of the immediately preceding paragraph shall have any rights under this Agreement except for the right to enforce its right to receive payments under this Agreement.

(c) No provision of this Agreement may be amended unless such amendment is approved in writing by each of the Corporation and the Company, and by Members who would be entitled to receive at least two-thirds of the Early Termination Payments payable to all Members hereunder if the Corporation had exercised its right of early termination on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this sentence, all payments made to any Member pursuant to this Agreement since the date of such most recent Exchange); provided that no such amendment shall be effective if such amendment will have a disproportionate effect on the payments certain Members will or may receive under this Agreement unless all such Members disproportionately affected consent in writing to such amendment. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective.

(d) All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

Section 7.07 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 7.08 Submission to Jurisdiction; Dispute Resolution.

(a) Any and all disputes which are not governed by Section 7.09, including but not limited to any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the Dispute fail to agree on the selection of an arbitrator within ten (10) Business Days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer admitted to the practice of law in the State of New York and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings. In addition to monetary damages, the arbitrator shall be empowered to award equitable relief, including, but not limited to an injunction and specific performance of any obligation under this Agreement. The arbitrator is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. The award shall be final and binding upon the parties as from the date rendered, and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues, or accounting presented to the arbitral tribunal. Judgment upon any award may be entered and enforced in any court having jurisdiction over a party or any of its assets. Notwithstanding the foregoing, any Dispute as to the interpretation of this Agreement shall be resolved by the Corporation in its sole discretion, provided that such resolution shall reflect a reasonable interpretation of the provisions of this Agreement and that such resolution shall not be inconsistent with the fundamental results described in Section 3.03 of this Agreement.

(b) Notwithstanding the provisions of paragraph (a), the Corporation may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each Member (i) expressly consents to the application of paragraph (c) of this Section 7.08 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Corporation as such Member’s agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Member of any such service of process, shall be deemed in every respect effective service of process upon the Member in any such action or proceeding.

(c)

(i) EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN DELAWARE FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH (B) OF THIS SECTION 7.08, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the forum designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another;

(ii) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in paragraph (c) (i) of this Section 7.08 and such parties agree not to plead or claim the same; and

(iii) The parties hereby waive in connection with any Dispute any and all rights to a jury trial.

Section 7.09 Reconciliation. In the event that the Corporation and an Applicable Member are unable to resolve a disagreement with respect to the matters governed by Sections 2.04, 4.02, and 6.02 within the relevant period designated in this Agreement (“Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to both parties. The Expert shall be a partner in a nationally recognized accounting firm or a law firm (other than the Advisory Firm), and the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with either the Corporation or the Applicable Member or other actual or potential conflict of interest. If the parties are unable to agree on an Expert within fifteen (15) Business Days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, the Expert shall be appointed by the International Chamber of Commerce Centre for Expertise. The Expert shall resolve any matter relating to the Exchange Basis Schedule or an amendment thereto or the Early Termination Schedule or an amendment thereto within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) Business Days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before the date any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, such payment shall be paid on the date such payment would be due and such Tax Return may be filed as prepared by the Corporation, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such Expert or amending any Tax Return shall be borne by the Corporation; except as provided in the next sentence. The Corporation and each Applicable Member shall bear their own costs and expenses of such proceeding, unless the Applicable Member has a prevailing position that is more than ten percent (10%) of the payment at issue, in which case the Corporation shall reimburse such Applicable Member for any reasonable out-of-pocket costs and expenses in such proceeding. Any dispute as to whether a dispute is a Reconciliation Dispute within the meaning of this Section 7.09 shall be decided by the Expert. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.09 shall be binding on the Corporation and the Applicable Member and may be entered and enforced in any court having jurisdiction.

Section 7.10 Withholding. The Corporation shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Corporation is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Applicable Member.

Section 7.11 Consolidated Group.

(a) Because the Corporation is a member of an affiliated or consolidated group of corporations that files a consolidated income tax return pursuant to sections 1501 et seq. of the Code or any corresponding provisions of state, local or foreign law, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments, and other applicable items hereunder shall be computed with reference to the consolidated taxable income of the group as a whole.

(b) If any entity that is obligated to make an Exchange Payment hereunder contributes one or more assets to a corporation with which such entity does not file a consolidated tax return pursuant to section 1501 of the Code, such entity, for purposes of calculating the amount of any Exchange Payment (e.g., calculating the gross income of the entity and determining the Realized Tax Benefit of such entity) due hereunder, shall be treated as if the asset were not transferred but was rather held by the contributing entity in the ordinary course.

Section 7.12 Confidentiality. Each Member and assignee acknowledges and agrees that the information of the Corporation is confidential and, except in the course of performing any duties as necessary for the Corporation and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, shall keep and retain in the strictest confidence and not disclose to any Person any confidential matters, acquired pursuant to this Agreement, of the Corporation, its Affiliates and successors and the other Members, confidential information concerning the Corporation, its Affiliates and successors, and the other Members, including marketing, investment, performance data, credit and financial information, and other business affairs of the Corporation, its Affiliates and successors, and the other Members learned of by the Member heretofore or hereafter. This Section 7.12 shall not apply to (i) any information that has been made publicly available by the Corporation or any of its Affiliates, becomes public knowledge (except as a result of an act of such Member in violation of this Agreement) or is generally known to the business community and (ii) the disclosure of information to the extent necessary for a

Member to prepare and file his or her tax returns, to respond to any inquiries regarding the same from any taxing authority or to prosecute or defend any action, proceeding or audit by any taxing authority with respect to such returns. Notwithstanding anything to the contrary herein, each Member and assignee (and each employee, representative, or other agent of such Member or assignee, as applicable) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of (x) the Corporation, the Company, the Members, and their Affiliates and (y) any of their transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Members relating to such tax treatment and tax structure.

If a Member or assignee commits a breach, or threatens to commit a breach, of any of the provisions of this Section 7.12, the Corporation shall have the right and remedy to have the provisions of this Section 7.12 specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to the Corporation or any of its Affiliates or the other Members and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

Section 7.13 LLC Operating Agreement. To the extent this Agreement imposes obligations upon the Company or a managing member of the Company, this Agreement shall be treated as part of the operating agreement of the Company as described in section 761(c) of the Code and sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations.

Section 7.14 Joinder. The Corporation hereby agrees that, to the extent it acquires a general partnership interest, managing member interest or similar interest in any Person after the date hereof, it shall cause such Person to execute and deliver a joinder to this Agreement promptly upon acquisition of such interest, and such person shall be treated in the same manner as the Company for all purposes of this Agreement. The Corporation hereby agrees to cause any Corporate Entity that acquires an interest in the Company (or any entity described in the foregoing sentence) to execute a joinder to this Agreement (to the extent such Person is not already a party hereto) promptly upon such acquisition, and such Corporate Entity shall be treated in the same manner as the Corporation for all purposes of this Agreement. The Company shall have the power and authority (but not the obligation) to permit any Person who becomes a member of the Company to execute and deliver a joinder to this Agreement promptly upon acquisition of membership interests in the Company by such Person, and such Person shall be treated as a “Member” for all purposes of this Agreement.

Section 7.15 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the Corporation, the Company, and each Member have duly executed this Agreement as of the date first written above.

SKILLED HEALTHCARE GROUP, INC. (to be known as GENESIS HEALTHCARE, INC. from and after the Closing Date)

By:	/s/ Robert H. Fish
Name: Robert H. Fish
Title: Chief Executive Officer

FC-GEN OPERATIONS INVESTMENT, LLC

By:	/s/ Michael S. Sherman
Name: Michael S. Sherman
Title: Secretary

Signature Pages to Tax Receivable Agreement

IN WITNESS WHEREOF, the Corporation, the Company, and each Member have duly executed this Agreement as of the date first written above.

Signature Pages to Tax Receivable Agreement

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Robert Hartman

Name: Midway Gen Capital, LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Debra F. Hartman

Name: The Robert and Debra F. Hartman Family Trust

Title: Trustee

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ David Reiss

Name: David Reiss

Title: Manager of Senior Care Genesis, LLC

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Arnold M. Whitman

Name: Arnold M. Whitman

Title: Sole Member of HCCF Management Group XI, LLC

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Arnold M. Whitman

Name: Arnold M. Whitman

Title: President of HCFF Management Group, Inc.

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Asher Low

Name: Asher Low (ALG Genesis, LLC)

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Sarah Rosenfeld

Name: Kidron VII, LLC

Title: Member

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Sheldon Salcman

Name: Kidron VIII, LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Sheldon Salcman

Name: Ophel VIII, LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ James S. Lee

Name: Kensington Healthcare Investors, LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Alexander Washburn

Name: Columbia Pacific Opportunity Fund, LP

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Henry Gross

Name: H. Gross Family LP

Title: GP

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Mark Gross

Name: Mark Gross

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Christopher M. Sertich

Name: Christopher M. Sertich

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Michael Jones

Name: Michael Jones

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Steven E. Fishman

Name: Steven E. Fishman

Title: TMP of FC Profit Sharing, LLC

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Steven E. Fishman

Name: ZAC Properties XI, LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Steven E. Fishman

Name: Steven E. Fishman

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ George V. Hager, Jr.

Name: George V. Hager, Jr.

Title: Managing Member of GEN Management, LLC

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ George V. Hager, Jr.

Name: George V. Hager, Jr.

Title: Managing Member of GEN Management Investors, LLC

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Samuel Rieder

Name: OPCO ROK LLC

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Isaac M. Neuberger

Name: Biret Operating LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Isaac M. Neuberger

Name: Grandview Investors LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Isaac M. Neuberger

Name: Max Moxie LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Isaac M. Neuberger

Name: GRFC Gazelle LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Isaac M. Neuberger

Name: Gazelle Riverside LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Isaac M. Neuberger

Name: Gazelle Light LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Isaac M. Neuberger

Name: Dreyk LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Isaac M. Neuberger

Name: GHC Class B LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Rivka Wolmark

Name: Ophel VII LLC

Title: Manager

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ George V. Hager, Jr.

Name: George V. Hager, Jr.

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Robert A. Reitz

Name: Robert A. Reitz

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ David C. Almquist

Name: David C. Almquist

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Paul D. Bach

Name: Paul D. Bach

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Richard P. Blinn

Name: Richard P. Blinn

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Daniel A. Hirschfeld

Name: Daniel A. Hirschfeld

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Jeanne M. Phillips

Name: Jeanne M. Phillips

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Michael S. Sherman

Name: Michael S. Sherman

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Richard Castor

Name: Richard Castor

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Thomas DiVittorio

Name: Thomas DiVittorio

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Joanne Reifsnyder

Name: Joanne Reifsnyder

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Ray Thivierge

Name: Ray Thivierge

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ David Bertha

Name: David Bertha

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Lou Ann Soika

Name: Lou Ann Soika

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Jeffrey J. Berenbach

Name: Jeffrey J. Berenbach

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Walter J. Kielar

Name: Walter J. Kielar

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Wendy LaBate

Name: Wendy LaBate

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Joseph “Bill” Mason

Name: Joseph Bill Mason

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Christopher Brad Evans

Name: Christopher Brad Evans

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Jason Feuerman

Name: Jason Feuerman

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Joseph Bourne, Jr.

Name: Joseph Bourne, Jr.

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Stephen Young

Name: Stephen S. Young

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ G R Pezzano

Name: G R Pezzano

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Laurence F. Lane

Name: Laurence F. Lane

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Ken Silverwood

Name: Ken Silverwood

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ J. Richard Edwards

Name: J. Richard Edwards

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Norman Schueftan

Name: Norman Schueftan

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Mary M. Wrinn

Name: Mary M. Wrinn

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Barbara J. Hauswald

Name: Barbara J. Hauswald

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ James W. Tabak

Name: James W. Tabak

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Michael Guglielmo

Name: Michael Guglielmo

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Jack Basch

Name: Jack Basch

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Albert Milstein

Name: Albert Milstein, Hallmark Investments, LLC

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Aryeh Bassman

Name: Gerson Bassman Gift Trust

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Kenneth Klein

Name: The Kenneth Klein Revocable Trust

By: Kenneth Klein

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Chaim Rajchenbach

Name: Chaim Rajchenbach

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Jack Rajchenbach

Name: Jack Rajchenbach

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Pearl Kulefsky

Name: Pearl Kulefsky

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Harold Sussman

Name: Horizon Equity Group, LLC

By: Harold Sussman

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Harold Sussman

Name: Celebrity Associates

By: Harold Sussman

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Robert Hartman

Name: Midway Capital Partners, LLC

By: Robert Hartman

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Abraham J. Stern

Name: Abraham J. Stern

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Elliott Robinson

Name: Elliott Robinson for R & L Associates

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Elliott Robinson

Name: Elliott Robinson for The Sheldon Robinson Delta Trust

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Harold Sussman

Name: TKG Gen Investors, LLC

By: Harold Sussman

[Signature Page to Tax Receivable Agreement]

SIGNATURE PAGE TO TAX RECEIVABLE AGREEMENT

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Tax Receivable Agreement.

Signature:	/s/ Joseph Dvorak

Name: Joseph Dvorak

[Signature Page to Tax Receivable Agreement]

JOINDER TO TAX RECEIVABLE AGREEMENT

Reference is made to the Tax Receivable Agreement (the “Agreement”), dated as of February 2, 2015, by and among Skilled Healthcare Group, Inc., Inc., a Delaware corporation (the “Corporation”), FC-GEN Operations Investment, LLC, a Delaware limited liability company (the “Company), and each of the Members (as defined herein). Capitalized terms used in this Joinder but not defined herein have the meanings assigned to them in the Agreement.

Pursuant to the second sentence of Section 7.14 of the Agreement, the Corporation has agreed to cause any Corporate Entity that acquires an interest in the Company to execute a joinder to the Agreement (to the extent such Person is not already a party hereto) promptly upon such acquisition, and such Corporate Entity shall be treated in the same manner as the Corporation for all purposes of the Agreement.

The undersigned has acquired an interest in the Company, and pursuant to the terms of the Agreement, by executing this Joinder, hereby agrees that it will be treated in the same manner as the Corporation for all purposes of the Agreement, and under this Joinder the undersigned shall become a signatory to the Agreement.

[SIGNATURE PAGE FOLLOWS]

Dated: February 2, 2015

SUN HEALTHCARE GROUP, INC.

CAREERSTAFF HOLDCO, INC.

SUNDANCE REHABILITATION HOLDCO, INC.

PEAK MEDICAL IDAHO OPERATIONS HOLDCO, INC.

PEAK MEDICAL OF UTAH HOLDCO, INC.

PEAK MEDICAL OF ROSWELL HOLDCO, INC.

REGENCY HEALTH SERVICES HOLDCO, INC.

SUNBRIDGE BRITTANY REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE CARMICHAEL REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE GOODWIN NURSING HOME HOLDCO, INC.

SUNBRIDGE HALLMARK HEALTH SERVICES HOLDCO, INC.

SUNBRIDGE HARBOR VIEW REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE MOUNTAIN CARE MANAGEMENT HOLDCO, INC.

SUNBRIDGE PARADISE REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE STOCKTON REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE SUMMERS LANDING HOLDCO, INC.

SUNBRIDGE WEST TENNESSEE HOLDCO, INC.

	By:	/s/ Michael S. Sherman
Name: Michael S. Sherman
Title: Senior Vice President, Secretary and Assistant Treasurer

[Signature Page to Joinder Agreement to Tax Receivable Agreement]